Investor Presentation

Summer 2011



NYSE Amex: PCYG

www.parkcitygroup.com

PARK CITY GROUP
trusted business solutions

Forward-Looking Statement

Statements in this presentation that relate to Park City Group's future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Those factors could include changes in economic conditions that may change demand for the Company's products and services and other factors discussed in the "forward-looking information" section and the "risk factor" section of the management's discussion and analysis included in the Company's report on Form 10-K and 10-Q or current reports on Form 8-K filed with the Securities and Exchange Commission. This presentation is comprised of interrelated information that must be interpreted in the context of all of the information provided and care should be exercised not to consider portions of this presentation out of context. Park City Group uses paid services of investor relations organizations to promote the Company to the investment community. Investments in any company should be considered speculative and prior to acquisition, should be thoroughly researched. Park City Group does not intend to update these forward-looking statements prior to announcement of quarterly or annual results.

PARK CITY GROUP trusted business solutions

Park City Group Business Overview

Hub & Spoke Model



Supplier
FOOD MART
MILK

- **Software-as-a-Service** ("SaaS") provider
- **Provide third-party "Wal-Mart like" data exchange** between grocery stores and their suppliers
- **Strong value proposition** for retailers & suppliers
  - Improve financial performance
  - Optimize inventory
  - Improve forecasting
  - Enhance customer experience
- **Supports connections** between hundreds of suppliers and each retail chain
- **Scalable** to support infinite retailer/supplier connections.

Park City Group Investment Highlights

> ***Strong Competitive Position*** – 16 years of development and ~$110 million of invested capital in propriety platform.

> ***Recurring revenue streams with multi-year visibility*** – ~95%+ customer retention rate gives strong earnings visibility.

> ***At inflection point in growth curve*** – in both revenue and EPS.

NYSE Amex: PCYG	
Headquarters: Park City, Utah	
Recent Price (8/9/11)	**$4.61**
52-Week Range	$3.50 -$5.79
Shares Outstanding	11.5 MM
Fully Diluted Shares	15.5 MM
Market Capitalization	$54 MM
TTM Revenue	$11 MM
TTM Adjusted-EBITDA	$2.3 MM
Ownership	
46% Mgmt & Board / 13% Institution	

> ***Significant operating leverage…75%+ incremental margin*** – Generating positive free cash flow…no need to raise additional capital.

> ***Influential Board of Directors and Experienced Management Team*** – Current and former grocery, retailing, consumer products, dairy, and magazine industry executives.

> ***Rapidly improving balance sheet*** – Improving cash flows and debt reduction.

Core Issue #1 –
Grocery Industry Challenges

Risk adverse, low growth industry

> 1% revenue growth with ~3% pre-tax margin

> Balance sheets are highly leveraged

> Asset intensive industry highly dependent on inventory turns

Huge challenge…Out of stocks!

> When customers cannot find products they want…

> **31% will purchase at a competitor**

> **9% won't purchase the item at all**




BusinessWeek
COMING SOON!
THE CONSUMER CRUNCH
PHILANTHROPY
CHINA

Source: Out of Stock study funded by P&G, sponsored by FMA, FMI and NACDS and conducted by Thomas W. Gruen,Ph.D., University of Colorado at Colorado Springs, USA and Dr. Daniel Corsten, IE Business School Madrid

Core Issue #2 –
Supply Chain Issue

No "visibility" in the supply chain

- Supply chains view the world from what has shipped…NOT based on what has sold
- Inaccurate data perpetuates the supply chain problem

Supply chain is incredibly complicated



Consumer/Scan
Shelf
Stockroom
Store Back Door
Transport To Store
DC Handling
Distribution Center Receiving
Purchasing
Transport to DC
Supplier DC
Transport to Supplier DC
Customs
Port Receiving
Ship Transport
Port Consolidation /Handling
Ship Scheduling
Domestic Manufacturing
Raw Materials Sourcing
Foreign Manufacturing
Sub-Contracted Manufacturing
Raw Materials Sourcing

Proof of an inefficient supply chain…

- 2% drop in consumer demand…corresponding drop of 17% in industrial production

Core Issue #3 – Wal-Mart's Impact on Grocery Industry

Wal-Mart's grocery industry market share from 0 to ~25% in 15 years…

AND they recently announced a price decrease!

Wal-Mart Beginning to Dominate Retail Grocery Sales in the U.S.

From: The New York Times
http://www.nytimes.com/2005/10/06/business/06grocery.html

October 6, 2005

An Identity Crisis for Supermarkets

March 15, 2010, 5:48 p.m. EDT

Wal-Mart readies next round of grocery price cuts

By Matt Andrejczak, MarketWatch

SAN FRANCISCO (MarketWatch) - Wal-Mart wants to woo more shoppers to its grocery aisles, according to one industry analyst, who expects the retail giant to get more aggressive on price cuts in order to put the pressure on traditional grocers.

Here's How Walmart Became The #1 Grocery Store In The Country

Meredith Lepore | Feb. 11, 2011, 1:54 PM |

Park City Group Solution

- Supply chain visibility ***STARTS with point of sale*** data and works back up the supply chain
- Capture information at the ***point of sale***
- Provide greater ***visibility*** into consumer demand
- Turn data into ***actionable*** information across the entire supply chain
- Collaboration between the Retailer and the Supplier ("collaborative commerce")

Customer Value Proposition

- Reduce out of Stocks = Increase in sales 4% to 6%
- Lower Inventories/ working capital – 10% to 30%
- Increased margins through…greater logistic efficiency, inventory accuracy and less promotional spending

Park City Group Success…
and Large Direct Store Delivery Growth Opportunity



Out-of-Stocks per Category
% of Total Lost Sales
0
1
2
3
4
5
6
7
8
9
2
4
6
8
10
12
14
% OOS Levels (Sales Volume)
Carbonated Soft Drinks
Cookies & Crackers
Frozen Pizza
Beer
Salty Snack
Refrigerated Juice
Bread
Milk
Ice Cream
PCG growth opportunities
PCG dominant in these segments

Note: Lost sales are estimated by subtracing actual sales from base forecast.
Source: Grocery Manufacturers of America (GMA)

OOS = Out-of-stock

Select Retail Partners

GROCERY / FOOD

SAFEWAY Ingredients for life..
Higher Standards meijer Lower Prices
Ahold
SUPERVALU
Wegmans
STOP & SHOP
SHOPPERS FOOD & PHARMACY
Winn Dixie
Spartan Stores
HOMELAND
TESCO
Schnucks
TOPS Friendly Markets
shaw's
Farm Fresh MARKETS
GIANT
Hornbacher's
C&S Wholesale Grocers
WinCo FOODS
FOOD CITY
Albertsons
FOOD LION
STATER BROS. MARKETS
weis
D'AGOSTINO

MASS MERCHANT

Walmart Save money. Live better.
McLane
TARGET
COSTCO WHOLESALE

SPECIALTY

WILLIAMS-SONOMA
THE HOME DEPOT
SHERWIN WILLIAMS.
Domino's Pizza

DRUG

RITE AID With us, it's personal.
CVS

C-STORE

Wawa
K
SUNOCO

Select Supplier Partners

BREAD / BAKERY

- Sara Lee Bakery Group
- Flowers
- Pepperidge Farm
- Schwebel's
- Schmidt Baking Company
- Rhodes

DAIRY

- Dreyer's
- Edy's
- Schwan's
- Borden
- Dean Foods

SPECIALTY / CENTER STORE

- Dad's
- Crayola
- Bush's Best
- BJ Alan Company
- Pentel
- TreeHouse
- Buzzy
- Birds Eye
- Source Interlink Companies
- Gopher News Company
- Burpee
- Ferry-Morse
- Wyeth
- Rug Doctor
- Swedish Match

CARDS / STATIONERY

- Hallmark

CONFECTION

- Russell Stover
- Farley's & Sathers Candy Company, Inc.

JUICE / SNACKS

- Herr's
- Cliffstar Corporation
- SunnyD
- Bickel's Snack Foods
- La Tortilla Factory
- Wise
- Mission

Impactful Leadership Team

Name		Experience
Randy Fields	Chairman & CEO	Co-founder Mrs. Fields Cookies, Co-founder Captiva Software
David Colbert	CFO	Over 14 years with Kimberly-Clark Corporation. Co-founder of privately held SaaS company.
Robert Allen	Director	Former CEO of Southern Belle Dairy and EVP of Borden, Inc.
Peter Brennan	Director	Private brand authority and Vice Chairman of Daymon Worldwide
James Gillis	Director	Co-CEO of Source Interlink Companies, Inc., a marketing and fulfillment company of entertainment products
Bob Hermanns	Director	Director of Food Industry Programs at the University of Southern California and former CEO of Associated Grocers
Manly Molpus	Director	President of The Molpus Advisory Group and former CEO of Grocery Manufacturers Association
Richard Krause	Director	CEO of New England Confectionery Company

"Hub & Spoke" Financial Model

3 Terms of Art:

- Hub = Retailer
- Spoke = Supplier
- Connection = Retailer & Supplier data exchange



Retailers ("Hubs")

- Retailers "roll-out" platform to Supplier base
- ~$100,000 annual subscription revenue
- Connection requires no installation of software AND no on-site visit

Suppliers ("Spokes")

- Depending on Hub type, typical subscription revenue of ~$4,000 - $8,000 per year for each connection
- Connection requires no installation of software AND no on-site visit

We monetize EACH Connection!

PARK CITY GROUP trusted business solutions

Retail Hub Model – 1 Hub, 65 Supplier Connections



Focus on Direct Store Delivery (DSD) categories
Recurring Revenue
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
20 new Spokes
15 new Spokes
15 new Spokes
15 new Spokes
Mature
1st
2nd
3rd
4th
5th
12 Month Period

Mega Hub Model - 1 Hub, 500 Supplier Connections

Expands potential customer base of suppliers/categories ("wall-to-wall")



Recurring Revenue
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
200 new Spokes
100 new Spokes
100 new Spokes
100 new Spokes
Mature
1st
2nd
3rd
4th
5th
12 Month Period

Large Addressable Market

$550 million addressable U.S. market:

- ~150 - 200 Retailers
- ~100,000 total connections @ ~$5K each

Additional supply chain management services:

- From basic service to enterprise supply chain management
- Increase average rev. per connection

Food safety initiatives:

- Includes all supplier facilities from "Fork to Farm"

Addressable Market


Food Safety Initiative
Additional Services
[2x Base Level]
Base Level Service $550 million

Contribution Margin Going Forward



Incremental Revenue
Incremental Cost of Sale
Incremental Cost of Sale
✓ Marketing Allowance
✓ Sales Commissions
✓ Travel
✓ Sales Promotions
✓ Miscellaneous
100%
25%
75%

PARK CITY GROUP

Financial "Snapshot"

- FY 2011 results are preliminary and unaudited
- Adjusted EBITDA: EBITDA plus bad debt expense, stock compensation & expenses, and acquisition related costs.
- Free Cash Flow: Net cash provided by (used in) operating activities less replacement purchases of property and equipment



Total Revenue
($millions)
$12
$10
$8
$6
$4
$2
$0
FY 2008
FY 2009
FY 2010
FY 2011 *



Subscription Revenue
($millions)
$7
$6
$5
$4
$3
$2
$1
$0
FY 2008
FY 2009
FY 2010
FY 2011 *



Free Cash Flow *
($millions)
$2
$1
$0
($1)
($2)
($3)
FY11 results to be released with 10-K
FY 2008
FY 2009
FY 2010
9 Mos 2011



Adjusted EBITDA *
($millions)
$4
$3
$2
$1
$0
($1)
($2)
($3)
FY 2008
FY 2009
FY 2010
FY 2011 *

Hub & Spoke "Snapshot"


Subscription Retailers
("contracted" Hubs)
18
23
32
Q4 2009
Q4 2010
Q4 2011


Subscription Suppliers (FY 2011)
("contracted" Spokes)
8
25
21
65
Q1 2011
Q2 2011
Q3 2011
Q4 2011

- 9 new retail hubs added during fiscal 2011
- 5 of 10 largest consumer food suppliers added during 4Q11
- Record number of connections during fiscal 2011

PARK CITY GROUP trusted business solutions

Investment Summary

NYSE Amex: PCYG	
Headquarters: Park City, Utah	
Recent Price (8/9/11)	**$4.61**
52-Week Range	$3.50 -$5.79
Shares Outstanding	11.5 MM
Fully Diluted Shares	15.5 MM
Market Capitalization	$54 MM
TTM Revenue	$11 MM
TTM Adjusted-EBITDA	$2.3 MM
Ownership	
46% Mgmt & Board / 13% Institution	

> ***Recurring revenue*** model with multiple year visibility.

> At ***inflection point*** of growth: retail hubs, mega hubs and other initiatives.

> ***Unique platform*** – proprietary technology enables true Retailer and Supplier collaboration.

> ***Significant operating leverage***…75%+ incremental margin.

> ***Strong leadership team*** with deep CPG and retailer experience…46% insider ownership.

> ***Marquis customer list*** with deep relationships and room to sell additional services.

PARK CITY GROUP trusted business solutions

Thank You



NYSE Amex: PCYG

www.parkcitygroup.com

PARK CITY GROUP
trusted business solutions